UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT George Putnam Balanced Fund*

*Prior to September 30, 2010, this fund was known as Putnam VT The George Putnam Fund of Boston.

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2010

Class IA: $7.21	Class IB: $7.17

Total return at net asset value
				Barclays	George
				Capital	Putnam
(as of	Class IA	Class IB	Russell 1000	Aggregate	Blended
12/31/10)	shares*	shares*	Value Index	Bond Index	Index

1 year	11.20%	10.83%	15.51%	6.54%	12.44%

5 years	–5.42	–6.67	6.54	32.55	22.20
Annualized	–1.11	–1.37	1.28	5.80	4.09

10 years	15.58	12.59	37.80	76.33	62.99
Annualized	1.46	1.19	3.26	5.84	5.01

Life	31.14	27.44	62.84	107.84	94.43
Annualized	2.16	1.93	3.92	5.95	5.39

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the Russell 1000 Value Index and 40% of which is based on the Barclays Capital Aggregate Bond Index. Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Reflects equity holdings and cash only. Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How did the fund perform for the year ended December 31, 2010?

For the period, Putnam VT George Putnam Balanced Fund’s class IA shares returned 11.20% at net asset value.

How would you characterize the broad equity and fixed-income market environments during the period?

Despite bouts of volatility and concern over European debt woes, U.S. stock markets recorded solid gains, lifted by economic optimism, encouraging earnings reports, and a wave of corporate mergers. Stocks extended their 2009 upswing in the first four months of the period amid signs the recession was over. However, high unemployment in the United States and sovereign debt problems in Europe pushed equities lower during the spring. Markets vacillated for much of the summer before regaining momentum in the fall. By November, however, concerns about Ireland’s debt took center stage, along with efforts by the Chinese government to dampen the country’s growth to control inflation, unnerving investors and causing stocks to pull back. U.S. equities rebounded strongly in December on increasing confidence about the durability of the economic recovery.

Overall, it was a broad-based equity rally, with economically sensitive sectors among the biggest gainers. From a market capitalization perspective, stocks of mid- and small-cap companies outperformed their large-cap counterparts.

In the fixed-income markets, all major categories generated positive returns, and the 6.5% advance for the Barclays Capital Aggregate Bond Index was near its historical average. However, higher interest rates during the fourth quarter caused losses in most segments toward the end of the year. High-quality areas of the market backed by federal government support, such as U.S. Treasuries, mortgage-backed securities, and agency bonds, produced moderate returns and underperformed riskier categories.

How did you position the fund’s bond allocation during the period?

We continued to manage the fund’s fixed-income sleeve consistent with our strategy of using high-quality bonds to counterbalance the volatility entailed in the equity side of the portfolio. In seeking to add value beyond simply mimicking a broad-based market benchmark, such as the Barclays Capital Aggregate Bond Index, we overweighted high-quality corporate bonds and underweighted U.S. Treasuries. With Treasury yields at historically low levels, we believed corporate credit offered investors better income with less exposure to duration risk.

How did the positioning of the fund’s equity sleeve affect performance?

Our bias toward high-quality, large- and mega-cap companies proved to be a head wind in an environment led by small- and mid-cap stocks. However, as bonds outperformed stocks during the first half of the year, we marginally shifted assets into equities, which helped performance as stocks outperformed bonds during the final months of the period.

Which sectors and holdings helped the most?

Stock selection in technology added the most on the equity side of the fund, and our overweight position in Atmel, a developer of semiconductor integrated circuits, was the top contributor in this category. Under new management, the company sold off underperforming divisions and reinvested the proceeds to become the market-share leader in touch-screen microchip technology. We sold this holding at a profit before year-end.

Economically sensitive industrial and materials companies, such as Parker Hannifin, a leader in motion and control technologies, and DuPont, a diversified chemicals provider that we sold during the year, also aided results. Earnings and earnings expectations for companies in these groups rose amid a generally improving economic environment, and renewed global demand for commodities and industrial products.

Which sectors and holdings detracted from results?

Our health-care holdings were among the biggest detractors. Health care was the weakest sector in the fund’s equity index, as investors continued to assess the likely impact of new federal regulations. Investors sold out of this relatively defensive sector and moved into more economically sensitive areas that offered better prospects in the early stages of an economic recovery. Many health-care companies either lowered their earnings guidance, or investors became concerned about their future earnings, causing their stocks to underperform. Holdings in this group included medical technology provider Medtronic, and pharmaceuticals and medical products developer Baxter International.

What is your outlook as we move into 2011, and how are you positioning the fund?

At period-end, the fund was slightly overweighted in equities relative to our typical 60% equities/40% bonds allocation, reflecting our view that stocks offer better upside potential as the economic recovery takes hold. In our view, at their current low yields, Treasury securities are less attractive in an environment of sizeable fiscal deficits, a weak U.S. dollar, and a strengthening economy.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Value stocks may fail to rebound, and the market may not favor value-style investing. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

2 Putnam VT George Putnam Balanced Fund

Your fund’s managers

Portfolio Manager David Calabro joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is Team Leader of Portfolio Construction and Quantitative Research at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT George Putnam Balanced Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.94	$5.28	$3.72	$4.99

Ending value
(after expenses)	$1,139.00	$1,138.10	$1,021.53	$1,020.27

Annualized
expense ratio†	0.73%	0.98%	0.73%	0.98%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund (formerly known as
“Putnam VT The George Putnam Fund of Boston”):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (formerly known as “Putnam VT The George Putnam Fund of Boston”) (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2011

Putnam VT George Putnam Balanced Fund 5

The fund’s portfolio 12/31/10

COMMON STOCKS (60.9%)*	Shares	Value

Banking (6.0%)
Bank of America Corp.	114,902	$1,532,793

Bank of New York Mellon Corp. (The)	44,100	1,331,820

JPMorgan Chase & Co.	96,200	4,080,804

PNC Financial Services Group, Inc.	11,200	680,064

State Street Corp.	27,800	1,288,252

SunTrust Banks, Inc.	11,500	339,365

U.S. Bancorp	57,400	1,548,078

Wells Fargo & Co.	48,200	1,493,718

		12,294,894
Basic materials (2.0%)
Alcoa, Inc.	33,500	515,565

Dow Chemical Co. (The)	12,400	423,336

E.I. du Pont de Nemours & Co.	24,100	1,202,108

Nucor Corp.	19,600	858,872

PPG Industries, Inc.	12,100	1,017,247

Weyerhaeuser Co.	8,216	155,529

		4,172,657
Capital goods (3.6%)
Avery Dennison Corp.	6,300	266,742

Deere & Co.	4,800	398,640

Eaton Corp.	4,700	477,097

Emerson Electric Co.	4,000	228,680

Illinois Tool Works, Inc.	15,000	801,000

Ingersoll-Rand PLC	15,400	725,186

Lockheed Martin Corp.	6,400	447,424

Molex, Inc.	12,800	290,816

Northrop Grumman Corp.	14,300	926,354

Parker Hannifin Corp.	8,000	690,400

Raytheon Co.	18,000	834,120

United Technologies Corp.	17,500	1,377,600

		7,464,059
Communication services (4.3%)
AT&T, Inc.	122,900	3,610,802

Comcast Corp. Class A	49,700	1,091,909

DIRECTV Class A †	9,400	375,342

Time Warner Cable, Inc.	7,800	515,034

Verizon Communications, Inc.	74,840	2,677,775

Vodafone Group PLC ADR (United Kingdom)	19,000	502,170

		8,773,032
Conglomerates (2.0%)
3M Co.	5,400	466,020

General Electric Co.	126,000	2,304,540

Honeywell International, Inc.	12,400	659,184

Tyco International, Ltd.	16,000	663,040

		4,092,784
Consumer cyclicals (5.1%)
DISH Network Corp. Class A †	10,700	210,362

Ford Motor Co. †	29,700	498,663

General Motors Co. †	1,900	70,034

Home Depot, Inc. (The)	14,100	494,346

Limited Brands, Inc.	13,000	399,490

Lowe’s Cos., Inc.	14,000	351,120

Marriott International, Inc. Class A	7,518	312,298

Omnicom Group, Inc.	24,900	1,140,420

Staples, Inc.	35,200	801,504

Target Corp.	11,700	703,521

Time Warner, Inc.	47,200	1,518,424

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer cyclicals cont.
TJX Cos., Inc. (The)	29,100	$1,291,749

Viacom, Inc. Class B	39,000	1,544,790

Wal-Mart Stores, Inc.	7,400	399,082

Walt Disney Co. (The)	19,000	712,690

		10,448,493
Consumer staples (5.8%)
Avis Budget Group, Inc. †	8,800	136,928

Avon Products, Inc.	6,600	191,796

Clorox Co.	11,800	746,704

Coca-Cola Co. (The)	11,300	743,201

Colgate-Palmolive Co.	7,900	634,923

CVS Caremark Corp.	42,200	1,467,294

General Mills, Inc.	5,000	177,950

Hertz Global Holdings, Inc. †	34,000	492,660

Kellogg Co.	7,100	362,668

Kimberly-Clark Corp.	18,800	1,185,152

Kraft Foods, Inc. Class A	30,402	957,967

Lorillard, Inc.	3,700	303,622

Newell Rubbermaid, Inc.	42,900	779,922

PepsiCo, Inc.	5,000	326,650

Philip Morris International, Inc.	38,580	2,258,087

Procter & Gamble Co. (The)	18,600	1,196,538

		11,962,062
Energy (8.1%)
Anadarko Petroleum Corp.	3,300	251,328

Apache Corp.	6,800	810,764

Chevron Corp.	38,500	3,513,125

ConocoPhillips	11,800	803,580

Devon Energy Corp.	7,800	612,378

EOG Resources, Inc.	2,200	201,102

Exxon Mobil Corp.	53,800	3,933,856

Hess Corp.	12,500	956,750

Marathon Oil Corp.	32,300	1,196,069

Noble Corp. (Switzerland)	15,600	558,012

Occidental Petroleum Corp.	9,700	951,570

Petrohawk Energy Corp. †	26,300	479,975

Schlumberger, Ltd.	8,776	732,796

Total SA ADR (France)	22,100	1,181,908

Valero Energy Corp.	23,100	534,072

		16,717,285
Financials (2.5%)
American Express Co.	13,900	596,588

Citigroup, Inc. †	218,300	1,032,559

Goldman Sachs Group, Inc. (The)	11,280	1,896,845

Progressive Corp. (The)	27,500	546,425

Prudential Financial, Inc.	19,400	1,138,974

		5,211,391
Health care (8.7%)
Abbott Laboratories	5,600	268,296

Aetna, Inc.	44,200	1,348,542

Baxter International, Inc.	29,700	1,503,414

Bristol-Myers Squibb Co.	18,800	497,824

Covidien PLC (Ireland)	24,525	1,119,812

Genzyme Corp. †	1,800	128,160

Johnson & Johnson	43,400	2,684,290

McKesson Corp.	4,500	316,710

Medtronic, Inc.	30,000	1,112,700

Merck & Co., Inc.	43,500	1,567,740

Novartis AG ADR (Switzerland)	4,500	265,275

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Health care cont.
Omnicare, Inc.	8,600	$218,354

Pfizer, Inc.	220,648	3,863,546

Quest Diagnostics, Inc.	8,500	458,745

Stryker Corp.	14,500	778,650

Thermo Fisher Scientific, Inc. †	23,700	1,312,032

WellPoint, Inc. †	8,100	460,566

		17,904,656
Insurance (2.8%)
ACE, Ltd.	4,400	273,900

Allstate Corp. (The)	24,400	777,872

Chubb Corp. (The)	18,200	1,085,448

Marsh & McLennan Cos., Inc.	31,200	853,008

MetLife, Inc.	30,400	1,350,976

RenaissanceRe Holdings, Ltd.	4,900	312,081

Travelers Cos., Inc. (The)	20,800	1,158,768

		5,812,053
Investment banking/Brokerage (0.7%)
Morgan Stanley	45,350	1,233,974

T. Rowe Price Group, Inc.	2,100	135,534

		1,369,508
Real estate (0.7%)
Equity Residential Trust R	11,452	594,931

ProLogis R	20,900	301,796

Simon Property Group, Inc. R	5,541	551,274

		1,448,001
Technology (5.0%)
BMC Software, Inc. †	12,000	565,680

Cisco Systems, Inc. †	23,500	475,405

Electronic Arts, Inc. †	8,300	135,954

EMC Corp. †	35,000	801,500

Hewlett-Packard Co.	28,300	1,191,430

IBM Corp.	5,900	865,884

Intel Corp.	30,100	633,003

KLA-Tencor Corp.	20,100	776,664

Microsoft Corp.	21,100	589,112

Motorola, Inc. †	48,200	437,174

Oracle Corp.	15,600	488,280

Qualcomm, Inc.	27,600	1,365,924

Texas Instruments, Inc.	22,400	728,000

Yahoo!, Inc. †	69,700	1,159,111

		10,213,121
Transportation (0.3%)
FedEx Corp.	4,200	390,642

United Parcel Service, Inc. Class B	3,700	268,546

		659,188
Utilities and power (3.3%)
Ameren Corp.	31,000	873,890

American Electric Power Co., Inc.	25,400	913,892

Dominion Resources, Inc.	5,000	213,600

Duke Energy Corp.	10,500	187,005

Edison International	27,600	1,065,360

Entergy Corp.	17,220	1,219,693

Exelon Corp.	3,200	133,248

NextEra Energy, Inc.	2,700	140,373

PG&E Corp.	27,840	1,331,866

PPL Corp.	24,800	652,736

		6,731,663

Total common stocks (cost $100,208,847)		$125,274,847

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.5%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, January 1, 2041	$3,000,000	$3,115,078
4s, TBA, January 1, 2041	2,000,000	2,011,719

		5,126,797
U.S. Government Agency Mortgage Obligations (4.6%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 4s, TBA,
January 1, 2041	5,000,000	4,963,281

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	2,386,524	2,558,824
5s, August 1, 2033	888,034	937,431
3 1/2s, TBA, January 1, 2041	1,000,000	954,375

		9,413,911
Total U.S. government and agency
mortgage obligations (cost $14,476,976)		$14,540,708

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.2%)*	Principal amount	Value

Fannie Mae 7 1/4s, May 15, 2030	$1,440,000	$1,927,484

General Electric Capital Corp. 1 5/8s, FDIC
guaranteed notes, January 7, 2011	1,000,000	1,000,039

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC
guaranteed notes, July 15, 2011	1,000,000	1,007,146

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	300,000	303,636

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	132,000	135,173
2 1/8s, FDIC guaranteed notes, June 15, 2012	168,000	171,862

Total U.S. government agency obligations (cost $4,491,180)		$4,545,340

U.S. TREASURY OBLIGATIONS (9.1%)*	Principal amount	Value

U.S. Treasury Bonds
11 1/4s, February 15, 2015	$2,620,000	$3,631,259
6s, February 15, 2026	1,000	1,237

U. S. Treasury Notes
3 5/8s, December 31, 2012	7,100,000	7,531,547
2 3/8s, February 28, 2015	1,946,000	2,005,748
2 3/8s, August 31, 2014	970,000	1,005,049
1 7/8s, August 31, 2017	400,000	381,953
1 3/8s, February 15, 2013	1,690,000	1,715,680
0 3/8s, August 31, 2012	2,400,000	2,395,922

Total U.S. treasury obligations (cost $18,689,946)		$18,668,395

CORPORATE BONDS AND NOTES (14.1%)*	Principal amount	Value

Basic materials (0.8%)
ArcelorMittal sr. unsec. unsub. 9.85s,
2019 (France)	$235,000	$297,284

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	230,000	288,247

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	209,000	230,423

International Paper Co. bonds 7.95s, 2018	35,000	41,649

International Paper Co. sr. unsec. notes 9 3/8s, 2019	169,000	216,903

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	113,000	121,590

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 9s, 2019 (Australia)	40,000	53,722

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. notes 5.2s, 2040 (Australia)	70,000	68,633

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Basic materials cont.
Sealed Air Corp. sr. notes 7 7/8s, 2017	$95,000	$104,471

Teck Resources Limited sr. notes 10 3/4s,
2019 (Canada)	6,000	7,800

Teck Resources Limited sr. notes 10 1/4s,
2016 (Canada)	7,000	8,663

Teck Resources Limited sr. notes 9 3/4s,
2014 (Canada)	2,000	2,503

Teck Resources Limited sr. unsec.
unsub. notes 7s, 2012 (Canada)	5,000	5,318

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	95,000	104,209

		1,551,415
Capital goods (0.3%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	250,000	275,000

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	104,000	121,730

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	141,842

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	30,000	28,170

Raytheon Co. sr. unsec. notes 3 1/8s, 2020	15,000	13,766

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	43,621

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	65,000	74,845

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	16,351

		715,325
Communication services (1.2%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	120,000	135,604

American Tower Corp. sr. unsec.
unsub. notes 4 5/8s, 2015	85,000	88,798

AT&T, Inc. sr. unsec. bond 6.55s, 2039	310,000	337,421

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	75,000	83,316

Bellsouth Capital Funding unsec. notes
7 7/8s, 2030	157,000	189,163

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	105,000	131,183

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	20,000	22,621

Cox Communications, Inc. 144A notes 5 7/8s, 2016	34,000	37,910

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	100,914

France Telecom notes 8 1/2s, 2031 (France)	50,000	67,972

Rogers Communications, Inc. sec. notes 6 3/8s,
2014 (Canada)	27,000	30,337

SBA Tower Trust 144A company guaranty asset
backed notes 5.101s, 2017	175,000	181,939

TCI Communications, Inc. company guaranty
7 7/8s, 2026	345,000	408,146

Telefonica Emisones SAU company guaranty
6.221s, 2017 (Spain)	125,000	134,428

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	90,000	104,533

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	25,000	28,735

Time Warner Cable, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s, 2039	60,000	66,268

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	60,000	78,330

Verizon New Jersey, Inc. debs. 8s, 2022	110,000	129,948

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	156,821

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	50,000	52,686

		2,567,073

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A
notes 5 3/4s, 2016 (Netherlands)	$100,000	$114,891

		114,891
Consumer cyclicals (1.1%)
Advance Auto Parts, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2020	65,000	67,902

CBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2030	110,000	129,875

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	65,000	63,086

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	41,000	43,460

Daimler Finance North America LLC company
guaranty unsec. unsub. notes 7.3s, 2012 (Germany)	5,000	5,324

Daimler Finance North America, LLC company
guaranty 6 1/2s, 2013 (Germany)	155,000	175,471

Daimler Finance North America, LLC company
guaranty unsec. unsub. notes Ser. MTN, 5 3/4s,
2011 (Germany)	64,000	66,130

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. notes 6.35s, 2040	60,000	63,118

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2019	120,000	130,421

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	80,000	80,400

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016	115,000	124,775

Grupo Televisa SA sr. unsec. bonds 6 5/8s, 2040 (Mexico)	90,000	97,465

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	125,000	128,125

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	40,000	40,500

NBC Universal, Inc. 144A notes 6.4s, 2040	55,000	57,596

NBC Universal, Inc. 144A notes 5.15s, 2020	45,000	46,659

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	159,181

News America Holdings, Inc. debs. 7 3/4s, 2045	182,000	216,305

Nissan Motor Acceptance Corp. 144A sr. unsec.
notes 4 1/2s, 2015	130,000	134,983

Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	100,303

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	48,000	56,160

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	65,000	78,770

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	20,000	25,112

Time Warner, Inc. company guaranty sr. unsec.
bond 7.7s, 2032	45,000	54,931

Time Warner, Inc. company guaranty sr. unsec.
notes 4.7s, 2021	10,000	10,154

Time Warner, Inc. debs. 9.15s, 2023	85,000	111,542

Viacom, Inc. company guaranty 5 5/8s, 2012	1,000	1,057

		2,268,805
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	50,000	65,961

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	85,000	110,928

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	25,000	33,915

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	255,000	317,309

Campbell Soup Co. debs. 8 7/8s, 2021	110,000	151,575

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Consumer staples cont.
CVS Caremark Corp. jr. unsec. sub. bonds FRB
6.302s, 2037	$272,000	$262,140

CVS Pass-Through Trust 144A company
guaranty notes 7.507s, 2032	172,246	195,713

CVS Pass-Through Trust 144A pass-through
certificates 6.117s, 2013	22,694	24,359

Diageo Investment Corp. company guaranty 8s,
2022 (Canada)	230,000	287,816

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	130,000	131,808

General Mills, Inc. sr. unsec. notes 5.65s, 2019	20,000	22,226

H.J. Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	55,000	64,675

Kraft Foods, Inc. notes 6 1/8s, 2018	110,000	125,540

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	305,000	339,756

Kroger Co. company guaranty 6 3/4s, 2012	60,000	64,052

Kroger Co. company guaranty 6.4s, 2017	55,000	63,149

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	88,105

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	98,009

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	70,000	81,815

Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	100,000	112,546

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	45,000	47,025

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	100,000	115,045

		2,803,467
Energy (0.5%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	120,000	132,690

Anadarko Petroleum Corp. sr. unsec. notes
6 3/8s, 2017	60,000	65,358

Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	140,000	151,725

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	31,425

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	33,127

Forest Oil Corp. sr. notes 8s, 2011	80,000	83,600

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	50,000	53,091

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	17,434

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	90,000	92,475

Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	110,550

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	69,985

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	30,000	31,519

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	35,000	38,841

Weatherford International, Ltd. company
guaranty sr. unsec. notes 9 5/8s, 2019
(Switzerland)	45,000	57,743

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	65,000	68,972

Woodside Finance Ltd. 144A notes 4 1/2s, 2014
(Australia)	50,000	52,554

		1,091,089
Financials (5.4%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	45,000	48,330

American Express Co. sr. unsec. notes 8 1/8s, 2019	150,000	186,632

American Express Travel Related Services Co., Inc.
sr. unsec. unsub. notes FRN Ser. EMTN, 0.461s, 2011	100,000	99,776

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Financials cont.
American International Group, Inc. sr. unsec.
unsub. notes 6.4s, 2020	$80,000	$83,200

AON Corp. jr. unsec. sub. notes 8.205s, 2027	100,000	107,502

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	2,000,000	1,933,473

BankAmerica Capital III bank guaranteed jr.
unsec. FRN 0.859s, 2027	288,000	204,741

Barclays Bank PLC 144A sub. notes 10.179s, 2021	120,000	149,431

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	280,000	287,225

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	205,000	233,975

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	44,000	52,143

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.086s, 2012	124,688	122,884

Capital One Capital III company guaranty
7.686s, 2036	41,000	41,000

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	145,000	155,150

Citigroup, Inc. sub. notes 5s, 2014	205,000	212,068

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	10,000	10,007

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	50,000	52,468

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	185,000	191,122

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	100,000	105,627

Credit Suisse Guernsey, Ltd. jr. unsec.
sub. notes FRN 5.86s, perpetual maturity
(United Kingdom)	106,000	100,170

Deutsche Bank AG/London sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	95,000	99,727

Deutsche Bank Capital Funding Trust VII 144A jr.
unsec. sub. bonds FRB 5.628s, perpetual maturity	40,000	35,800

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	15,000	16,006

Erac USA Finance Co. 144A company
guaranty sr. notes 5 1/4s, 2020	40,000	40,554

Fleet Capital Trust V bank guaranteed jr.
sub. FRN 1.304s, 2028	279,000	195,389

Fund American Cos., Inc. notes 5 7/8s, 2013	46,000	47,790

GATX Financial Corp. notes 5.8s, 2016	80,000	86,646

GE Capital Trust I unsec. sub. bonds FRB
6 3/8s, 2067	215,000	212,313

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 0.417s, 2012	530,000	527,192

Goldman Sachs Group, Inc. (The) sr. notes
7 1/2s, 2019	210,000	245,754

HCP, Inc. sr. unsec. notes 6s, 2017	39,000	40,789

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	138,983

HSBC Finance Capital Trust IX FRN 5.911s, 2035	300,000	276,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	170,000	178,031

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	18,000	18,061

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.286s, 2047	488,000	376,316

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	241,000	248,493

Liberty Mutual Group, Inc. 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	90,000	109,125

Liberty Mutual Insurance Co. 144A notes
7.697s, 2097	300,000	265,986

Lloyds TSB Bank PLC company guaranty sr. unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)	150,000	138,005

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Financials cont.
Loews Corp. notes 5 1/4s, 2016	$35,000	$37,952

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	70,000	93,690

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	295,000	306,159

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2037	300,000	317,250

Nationwide Financial Services notes 5 5/8s, 2015	50,000	50,482

Nationwide Health Properties, Inc. notes
6 1/2s, 2011 R	90,000	92,468

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	61,689

Nordea Bank AB 144A jr. unsec. sub. notes FRN
5.424s, 2015 (Sweden)	100,000	94,778

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	48,903

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	31,571

Progressive Corp. (The) jr. unsec. sub. notes FRN
6.7s, 2037	305,000	313,388

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	50,000	58,952

Prudential Financial, Inc. sr. notes 6.2s, 2015	50,000	55,140

Simon Property Group LP sr. unsec.
unsub. notes 5.65s, 2020 R	88,000	95,419

Simon Property Group LP sr. unsec.
unsub. notes 4 3/8s, 2021 R	155,000	153,176

State Street Capital Trust IV company
guaranty jr. unsec. sub. bond FRB 1.302s, 2037	270,000	200,196

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	40,000	42,701

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	70,000	73,305

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	110,000	128,700

Vornado Realty LP sr. unsec. unsub. notes
4 1/4s, 2015 R	85,000	85,808

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	295,000	327,292

Wachovia Corp. sr. unsec. notes Ser. MTN,
5 1/2s, 2013	265,000	288,372

WEA Finance LLC /WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 7 1/2s, 2014	135,000	153,219

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	135,000	150,393

Wells Fargo Capital XV bank guaranteed jr. unsec.
sub. FRB 9 3/4s, perpetual maturity	55,000	60,981

Westpac Banking Corp. sr. unsec. notes 4 7/8s,
2019 (Australia)	5,000	5,207

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, perpetual maturity
(Australia)	140,000	139,076

		11,140,151
Government (0.6%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	500,000	514,005

International Bank for Reconstruction &
Development unsec. unsub. bonds 7 5/8s, 2023
(Supra-Nation)	500,000	684,375

		1,198,380
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	54,042

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	16,000	18,893

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	39,000	43,538

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2040	33,000	30,995

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Health care cont.
Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	$17,000	$16,867

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	30,000	30,436

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	60,000	62,868

WellPoint, Inc. notes 7s, 2019	90,000	105,430

		363,069
Technology (0.2%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	90,000	96,149

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	80,000	87,097

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	210,000	229,779

Tyco Electronics Group SA company guaranty
sr. unsec. notes 4 7/8s, 2021 (Luxembourg)	30,000	30,628

		443,653
Transportation (0.3%)
American Airlines Pass-Through Trust 2001-01
pass-through certificates Ser. 01-1, 6.817s, 2011	5,000	5,056

Burlington Northern Santa Fe Corp. sr. unsec.
notes 7s, 2014	35,000	40,185

Burlington Northern Santa Fe Corp. sr. unsec.
notes 4.7s, 2019	50,000	52,343

Burlington Northern Santa Fe Corp. debs.
5 3/4s, 2040	40,000	41,425

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	5,666	6,020

Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	64,373	67,109

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	181,067	179,256

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	106,193	117,608

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	20,000	21,494

		530,496
Utilities and power (2.0%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	60,000	64,480

Ameren Illinois Co. sr. notes 9 3/4s, 2018	130,000	166,755

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	54,987

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	110,000	124,774

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	185,000	203,924

Beaver Valley Funding Corp. sr. bonds 9s, 2017	111,000	120,694

Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	120,000	130,799

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	317,878	335,746

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	30,000	34,193

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	215,000	241,071

Consolidated Natural Gas Co. sr. notes Ser. A,
5s, 2014	70,000	76,115

DCP Midstream, LLC 144A sr. unsec. notes
5.35s, 2020	55,000	56,576

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	248,000	241,800

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	90,000	101,902

Edison International sr. unsec.
unsub. notes 3 3/4s, 2017	55,000	54,407

El Paso Natural Gas Co. sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	88,216

Electricite de France 144A notes 6.95s,
2039 (France)	100,000	118,328

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.1%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France 144A sr. notes 5.6s,
2040 (France)	$40,000	$41,159

Electricite de France 144A sr. notes 4.6s,
2020 (France)	120,000	124,013

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	27,000	28,099

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	10,000	10,675

ITC Holdings Corp. 144A notes 5 7/8s, 2016	36,000	40,246

ITC Holdings Corp. 144A sr. unsec. notes
6.05s, 2018	40,000	43,500

Kansas Gas & Electric bonds 5.647s, 2021	45,786	49,881

MidAmerican Funding, LLC sr. sec. bond
6.927s, 2029	10,000	11,566

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	45,000	53,162

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	55,000	73,557

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	45,000	51,163

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	30,000	31,960

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	37,000	40,742

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	134,123	134,197

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	99,000	97,575

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	80,000	88,853

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	134,106

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	16,993

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	150,000	189,790

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)	35,000	35,732

TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	95,000	103,640

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s,
2067 (Canada)	150,000	148,115

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	125,000	145,301

Wisconsin Energy Corp. jr. unsec. sub. notes FRN
6 1/4s, 2067	300,000	295,500

		4,204,292

Total corporate bonds and notes (cost $27,347,561)		$28,992,106

MORTGAGE-BACKED SECURITIES (1.3%)*	Principal amount	Value

Countrywide Home Loans 144A IFB Ser. 05-R2,
Class 2A3, 8s, 2035	$84,668	$77,048

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.137s, 2043	1,008,608	19,227
Ser. T-56, Class 1, IO, 0.033s, 2043	934,047	876
Ser. T-56, Class 2, IO, zero %, 2043	846,832	73
Ser. T-56, Class 3, IO, zero %, 2043	696,070	218

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	53,317	48,519

GS Mortgage Securities Corp. II 144A Ser. 98-C1,
Class F, 6s, 2030	150,182	150,557

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	27,850	26,996
Ser. 05-RP3, Class 1A3, 8s, 2035	96,044	88,841
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	72,805	67,344

MORTGAGE-BACKED SECURITIES (1.3%)* cont.	Principal amount	Value

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	$89,789	$82,157
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	101,501	93,889

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 06-LDP9, Class A2S, 5.298s, 2047	79,000	80,689
Ser. 05-LDP5, Class A2, 5.198s, 2044	92,000	95,560

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	82,597
Ser. 99-C1, Class G, 6.41s, 2031	97,000	73,410
Ser. 98-C4, Class H, 5.6s, 2035	143,000	138,321

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	76,183	71,041
Ser. 05-1, Class 1A4, 7 1/2s, 2034	134,167	127,459

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.881s, 2027	330,776	306,842

Merrill Lynch Mortgage Investors, Inc. FRB
Ser. 98-C3, Class E, 6.838s, 2030	82,000	85,564

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 0.367s, 2035	41,208	39,663

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	32,219	31,253

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2033	146,000	7,300

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 0.611s, 2034	58,547	47,423

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, Class A2, 5.275s, 2048	834,000	850,147

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.56s, 2018	100,000	60,000

Total mortgage-backed securities (cost $2,914,623)		$2,753,014

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	5,013	$330,407

El Paso Corp. 4.99% cv. pfd.	225	264,656

General Motors Co. Ser. B, $2.375 cv. pfd.	10,458	565,882

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	23,252	598,014

Total convertible preferred stocks (cost $1,563,952)		$1,758,959

ASSET-BACKED SECURITIES (0.6%)*	Principal amount	Value

Bayview Financial Acquisition Trust FRB
Ser. 04-D, Class A, 0.846s, 2044	$75,443	$72,273

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	14,822	—

GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
3.01s, 2032	71,934	14,387

High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 0.786s, 2036	194,667	116,800

Long Beach Mortgage Loan Trust FRB Ser. 05-2,
Class M4, 0.881s, 2035	80,000	54,996

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.511s, 2032	338,443	304,599
Ser. 02-A IO, 0.3s, 2032	7,733,637	108,271

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	42,169	39,489

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	136,721	95,337
Ser. 02-C, Class A1, 5.41s, 2032	335,624	322,199

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	49,095	47,131

Putnam VT George Putnam Balanced Fund 11

ASSET-BACKED SECURITIES (0.6%)* cont.	Principal amount	Value

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	$187,680	$22,522

Total asset-backed securities (cost $1,239,874)		$1,198,004

INVESTMENT COMPANIES (0.6%)*	Shares	Value

Utilities Select Sector SPDR Fund	37,900	$1,187,786

Total investment companies (cost $943,820)		$1,187,786

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$31,073

IL State G.O. Bonds
4.421s, 1/1/15	65,000	65,333
4.071s, 1/1/14	185,000	186,769

North TX, Thruway Auth. Rev. Bonds
(Build America Bonds), 6.718s, 1/1/49	55,000	53,900

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	36,254

TX State, Trans. Comm. Rev. Bonds (Build America
Bonds), Ser. B, 5.178s, 4/1/30	60,000	59,500

Total municipal bonds and notes (cost $435,212)		$432,829

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Omnicare, Inc. cv. sr. sub. notes 3 3/4s, 2025	$195,000	$217,913

Total convertible bonds and notes (cost $195,000)		$217,913

SHORT-TERM INVESTMENTS (7.8%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.15% [e]	16,057,884	$16,057,884

Total short-term investments (cost $16,057,884)		$16,057,884

Total investments (cost $188,564,875)		$215,627,785

Key to holding’s abbreviations

ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P 500 Index Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $205,764,415.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $11,088,828 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

12 Putnam VT George Putnam Balanced Fund

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$4,172,657	$—	$—

Capital goods	7,464,059	—	—

Communication services	8,773,032	—	—

Conglomerates	4,092,784	—	—

Consumer cyclicals	10,448,493	—	—

Consumer staples	11,962,062	—	—

Energy	16,717,285	—	—

Financials	26,135,847	—	—

Health care	17,904,656	—	—

Technology	10,213,121	—	—

Transportation	659,188	—	—

Utilities and power	6,731,663	—	—

Total common stocks	125,274,847	—	—

Asset-backed securities	—	1,198,004	—

Convertible bonds and notes	—	217,913	—

Convertible preferred stocks	—	1,758,959	—

Corporate bonds and notes	—	28,992,106	—

Investment Companies	1,187,786	—	—

Mortgage-backed securities	—	2,753,014	—

Municipal bonds and notes	—	432,829	—

U.S. Government Agency Obligations	—	4,545,340	—

U.S. Government and Agency Mortgage Obligations	—	14,540,708	—

U.S. Treasury Obligations	—	18,668,395	—

Short-term investments	16,057,884	—	—

Totals by level	$142,520,517	$73,107,268	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 13

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, (Note 1):

Unaffiliated issuers (identified cost $172,506,991)	$199,569,901

Affiliated issuers (identified cost $16,057,884) (Note 5)	16,057,884

Cash	128,464

Dividends, interest and other receivables	871,365

Receivable for investments sold	623,542

Total assets	217,251,156

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	11,108,009

Payable for shares of the fund repurchased	126,747

Payable for compensation of Manager (Note 2)	92,288

Payable for investor servicing fees (Note 2)	16,925

Payable for custodian fees (Note 2)	7,403

Payable for Trustee compensation and expenses (Note 2)	90,028

Payable for administrative services (Note 2)	895

Payable for distribution fees (Note 2)	23,557

Other accrued expenses	20,889

Total liabilities	11,486,741

Net assets	$205,764,415

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$312,609,714

Undistributed net investment income (Note 1)	4,161,774

Accumulated net realized loss on investments	(138,069,983)

Net unrealized appreciation of investments	27,062,910

Total — Representing net assets applicable
to capital shares outstanding	$205,764,415

Computation of net asset value Class IA

Net assets	$94,297,171

Number of shares outstanding	13,078,268

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.21

Computation of net asset value Class IB

Net assets	$111,467,244

Number of shares outstanding	15,541,904

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$7.17

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $10,608)	$3,382,003

Interest (including interest income of $29,424 from investments
in affiliated issuers) (Note 5)	2,913,316

Total investment income	6,295,319

Expenses

Compensation of Manager (Note 2)	1,113,948

Investor servicing fees (Note 2)	207,618

Custodian fees (Note 2)	18,020

Trustee compensation and expenses (Note 2)	18,470

Administrative services (Note 2)	9,246

Distribution fees — Class IB (Note 2)	283,834

Auditing	93,838

Other	73,279

Total expenses	1,818,253

Interest expense (Note 2)	(197,590)

Expense reduction (Note 2)	(6,514)

Net expenses	1,614,149

Net investment income	4,681,170

Net realized gain on investments (Notes 1 and 3)	7,584,107

Net unrealized appreciation of investments and receivable purchase
agreement during the year	9,302,303

Net gain on investments	16,886,410

Net increase in net assets resulting from operations	$21,567,580

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$4,681,170	$6,316,116

Net realized gain (loss) on investments	7,584,107	(28,915,302)

Net unrealized appreciation of
investments	9,302,303	70,190,356

Net increase in net assets resulting
from operations	21,567,580	47,591,170

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(5,213,475)	(4,894,288)

Class IB	(5,946,530)	(5,190,033)

Decrease from capital share transactions
(Note 4)	(24,653,613)	(32,973,917)

Total increase (decrease) in net assets	(14,246,038)	4,532,932

Net assets:

Beginning of year	220,010,453	215,477,521

End of year (including undistributed net
investment income of $4,161,774 and
$10,376,315, respectively)	$205,764,415	$220,010,453

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]

Class IA

12/31/10	$6.84	.16	.58	.74	(.37)	—	(.37)	$7.21	11.20	$94,297	.74[f]	.74[f]	2.38	191.25

12/31/09	5.74	.19	1.22	1.41	(.31)	—	(.31)	6.84	26.10	100,211	1.00[g,h]	.77[g]	3.15	237.44

12/31/08	11.05	.33	(4.35)	(4.02)	(.47)	(.82)	(1.29)	5.74	(40.57)	103,006	.77[g]	.77[g]	3.85	140.22

12/31/07	12.47	.35	(.20)	.15	(.38)	(1.19)	(1.57)	11.05	1.14	243,160	.72[g]	.72[g]	3.03	128.49

12/31/06	11.83	.29	1.09	1.38	(.32)	(.42)	(.74)	12.47	12.23	318,905	.74 [g]	.74 [g]	2.50	124.55

Class IB

12/31/10	$6.81	.14	.57	.71	(.35)	—	(.35)	$7.17	10.83	$111,467	.99[f]	.99[f]	2.13	191.25

12/31/09	5.71	.17	1.21	1.38	(.28)	—	(.28)	6.81	25.63	119,799	1.25[g,h]	1.02[g]	2.87	237.44

12/31/08	10.99	.31	(4.33)	(4.02)	(.44)	(.82)	(1.26)	5.71	(40.72)	112,471	1.02[g]	1.02[g]	3.59	140.22

12/31/07	12.40	.32	(.20)	.12	(.34)	(1.19)	(1.53)	10.99	.95	256,347	.97[g]	.97[g]	2.78	128.49

12/31/06	11.76	.26	1.09	1.35	(.29)	(.42)	(.71)	12.40	12.02	289,374	.99[g]	.99[g]	2.25	124.55

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010 (Note 2).

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.05%

12/31/08	0.04

12/31/07	0.02

12/31/06	<0.01

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.23% of average net assets for the period ended December 31, 2009 (Note 2).

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT George Putnam Balanced Fund (the fund), formerly known as Putnam VT The George Putnam Fund of Boston, is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a balanced investment producing both capital growth and current income by investing primarily in value-oriented stocks of large companies and government, corporate and mortgage-backed bonds. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities

Putnam VT George Putnam Balanced Fund 17

receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

H) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

I) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $136,540,587 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$102,767,174	12/31/16

33,773,413	12/31/17

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $264,294 to increase undistributed net investment income and $50 to decrease paid-in-capital, with an increase to accumulated net realized losses of $264,244.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$29,458,044
Unrealized depreciation	(3,924,530)

Net unrealized appreciation	25,533,514
Undistributed ordinary income	4,161,774
Capital loss carryforward	(136,540,587)

Cost for federal income tax purposes	$190,094,271

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.2% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.680% of the first $5 billion, 0.630% of the next $5 billion, 0.580% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at

18 Putnam VT George Putnam Balanced Fund

an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the fund the right to receive, in the aggregate, $538,710 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $167,447 (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $10,377,296, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $237 under the expense offset arrangements and by $6,277 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $142, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $304,457,841 and $340,973,293, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $66,448,445 and $62,746,207, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	140,748	$964,199	116,614	$735,054	275,934	$1,869,927	256,838	$1,561,006

Shares issued in connection with
reinvestment of distributions	773,513	5,213,475	930,473	4,894,288	886,219	5,946,530	988,578	5,190,033

	914,261	6,177,674	1,047,087	5,629,342	1,162,153	7,816,457	1,245,416	6,751,039

Shares repurchased	(2,480,874)	(16,850,700)	(4,332,753)	(25,561,965)	(3,222,702)	(21,797,044)	(3,332,251)	(19,792,333)

Net decrease	(1,566,613)	$(10,673,026)	(3,285,666)	$(19,932,623)	(2,060,549)	$(13,980,587)	(2,086,835)	$(13,041,294)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $29,424 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $100,943,814 and $108,819,571, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition,

Putnam VT George Putnam Balanced Fund 19

Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

20 Putnam VT George Putnam Balanced Fund

Federal tax information (Unaudited)

The fund designated 66.13% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT George Putnam Balanced Fund 21

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

22 Putnam VT George Putnam Balanced Fund

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT George Putnam Balanced Fund 23

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28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Putnam VT George Putnam Balanced Fund 29

H305
This report has been prepared for the shareholders
of Putnam VT George Putnam Balanced Fund.	265767 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$88,868	$--	$4,851	$146*
December 31, 2009	$93,513	$--	$4,830	$289*

* Includes fees of $146 and $289 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $283,217 and $564,399 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011